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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  JANUARY 24, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-27121                                      35-2208007
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  (Commission File Number)                   (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA                90212
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 24, 2005, Superior Galleries, Inc. (the "Company"), held a public conference call featuring a presentation by senior management that included a discussion of the Company's growth strategies for 2005 and the results of operations and financial condition as of and for the second quarter and the six months of the Company's Fiscal Year 2005, which ended December 31, 2004. The entire transcript of the conference call is included in Item 9.01 of this report. In addition, the Company issued a related press release dated January 24, 2005, the full text of which is also included in Item 9.01 of this report.

ITEM 7.01         REGULATION FD DISCLOSURE.

         The disclosure contained in Item 2.02 is incorporated by reference into this Item 7.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exh. No.          Description

                  --------          -----------

                  99.1 Press release dated January 24, 2005, titled "Superior Galleries Reports Record Second-Quarter and Six-Month Results"

                  99.2 Transcript of the Superior Galleries Quarterly Results and Strategic Overview Conference Call


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 26, 2005             SUPERIOR GALLERIES, INC.

                                      By: /s/ Paul Biberkraut
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                                          Paul Biberkraut
                                          Chief Financial Officer and Secretary